EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-62371 on Form S-8.


                                                       /s/ Arthur Andersen LLP



New York, New York
March 31, 2000